UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number:  811-08128

Name of Fund:     W.P. Stewart & Co. Growth Fund, Inc.

Fund Address:     527 Madison Avenue
                  New York, New York 10022

Name and address of agent for service:      W.P. Stewart & Co., Inc.
                                            527 Madison Avenue
                                            New York, New York 10022
                                            Attention: Michael W. Stamm

Registrant's telephone number, including area code:  (212) 750-8585

Date of fiscal year end:  December 31

Date of reporting period: Decemebr 31, 2003

Item 1 - REPORT TO SHAREHOLDERS



                      W.P. STEWART & CO. GROWTH FUND, INC.

                                  ANNUAL REPORT

                                DECEMBER 31, 2003

W.P. STEWART & CO. GROWTH FUND, INC.
ANNUAL REPORT TO SHAREHOLDERS AS OF DECEMBER 31, 2003

MANAGEMENT COMMENTS

REVIEW OF THE YEAR

During the past year, the Fund's net asset value per share increased from $150.08 on December 31, 2002 to $175.37 on December 31, 2003. This represents a total investment return of 16.85% compared to a return of 28.69% for the S&P 500 Index over the same period. For complete performance information, see page 1 of this report.

After three years of bear markets, we are encouraged to see a resumption of growth in stock prices as low interest rates, a strengthening economy, less perceived geopolitical risk, and fewer new reports of corporate malfeasance all came together to push investors back into equities. However, while we enjoyed an earnings-driven improvement in our Fund's performance, we ended the year lagging the broader indexes. This is not uncommon in the early stages of an economic rebound and not surprising given that the stocks in your Fund's portfolio withstood the bear markets onslaught considerably better than most.

The broader market's performance was largely a function of investors continuing to drive up the valuations of more cyclical companies, with a special emphasis on riskier, more speculative issues that do not fit our discipline. We believe many of these cyclical "high flyers" are due for a correction and our outlook for next year is for the market to once again return to valuing companies according to their ability to sustain quality earnings growth. While of course past performance is no guarantee of future results, we are optimistic about our continued potential to deliver strong absolute and relative returns over the long term.

In 2003, corporate profits rebounded strongly. In large part, the increases in earnings were a function of gains off a depressed base in 2002 and tight cost controls, particularly on the labor side. In contrast, the companies your Fund owns performed relatively well in 2002 (which is what helped us protect your capital by limiting losses in that very tough year) and are relatively non-labor intensive. Therefore, our kind of companies, while benefiting from the strengthening economy in 2003, lacked the dramatic tailwinds enjoyed by more cyclical issues. The result was that earnings growth for the overall market exceeded the earnings gains of the companies comprising our Fund's portfolio. Our companies lack of relative earnings growth advantage, coupled with investor preference for higher risk investments resulted in relative underperformance in 2003.

LONG-TERM VIEW

Looking ahead, we believe the situation will reverse as investors gain renewed interest in sustainable, high quality growth companies such as the ones you own. Indeed, as we approach the second half of 2004, earnings comparisons for many companies get more difficult and corporate earnings growth is expected to slow towards more sustainable levels in the high single digit range. At the same time, we expect the companies in your Fund's portfolio to continue growing profits at their existing strong pace, thereby regaining their earnings growth advantage. Moreover, while the inflation outlook seems fairly benign, we do not rule out the possibility that interest rates will trend higher. As our portfolio companies tend to be less leveraged than most, we think that they will be in a superior position to sustain their growth rates as the cost of capital rises.

Finally, our valuation methodology, which looks at the relationship between the risk-free rate and our companies' earnings yield (the inverse of the price-earnings ratio), continues to indicate that the environment for high quality growth shares is attractive, even under a slightly higher interest rate scenario.

In conclusion, while exact timing is always impossible to accurately predict, we look forward to a good year in 2004. By staying true to our philosophy, we believe we are well positioned for an eventual move back into high quality growth shares with compelling valuations, and superior relative earnings growth.

Peter H. Jennison
President
New York, NY
January 16, 2004

W.P. Stewart & Co., Inc.
Investment Adviser

[CHART]

                      W.P. STEWART & CO. GROWTH FUND, INC.
                COMPARISON OF A HYPOTHETICAL $50,000 INVESTMENT
               W.P. STEWART & CO. GROWTH FUND VS. S&P 500 INDEX*

                                 $ THOUSANDS

                GROWTH FUND     S&P 500

   2/28/1994    $        50    $        50
  12/31/1994    $        51    $        51
  12/31/1995    $        65    $        69
  12/31/1996    $        84    $        85
  12/31/1997    $       105    $       114
  12/31/1998    $       140    $       146
  12/31/1999    $       152    $       177
  12/31/2000    $       149    $       161
  12/31/2001    $       130    $       142
  12/31/2002    $       108    $       110
  12/31/2003    $   126.452    $   141.980

* For the period from February 28, 1994 (commencement of investment operations) through December 31, 2003

  AVERAGE ANNUAL TOTAL RETURNS (AS OF THE FISCAL YEAR ENDED DECEMBER 31, 2003)

                                                                  RETURN SINCE
                                        ONE YEAR    FIVE YEAR      INCEPTION*
                                        --------    ---------     ------------

W.P. Stewart & Co. Growth Fund, Inc.     16.85%       -2.04%         9.89%
S&P 500 Index**                          28.69%       -0.57%        11.18%


*    Inception Date of Fund: February 28, 1994

** The S&P 500 Index is the Standard & Poor's Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. You cannot invest directly in an index.


     The Fund's returns are calculated assuming reinvestment of all dividends and distributions at net asset value during the period. The S&P 500 Index returns assume no transaction costs. The return figures above represent past performance which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, and therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. To obtain current month-end performance numbers, please call our toll free number: (888) 695 4092.

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2003

     NAME OF ISSUER                                                   FAIR
   AND TITLE OF ISSUE                                  SHARES         VALUE
------------------------------------------------------------------------------
COMMON STOCKS - 98.2%
BANKS - 1.1%
     Northern Trust Corporation                        18,700      $   868,054
                                                                   -----------
COMPUTERS & BUSINESS EQUIPMENT - 4.6%
     Dell Inc. (a)                                    104,500        3,548,820
                                                                   -----------
DATA PROCESSING SERVICES - 6.2%
     Automatic Data Processing, Inc.                   15,488          613,480
     First Data Corporation                            99,540        4,090,099
                                                                   -----------
                                                                     4,703,579
DISTRIBUTION SERVICES - 6.5%
     Sysco Corporation                                133,700        4,977,651
                                                                   -----------
DRUGS & HEALTH CARE - 11.1%
     Amgen Inc. (a)                                    41,700        2,577,060
     Forest Laboratories, Inc. (a)                     34,900        2,156,820
     Johnson & Johnson                                 72,900        3,766,014
                                                                   -----------
                                                                     8,499,894
DRUG STORES - 4.7%
     Walgreen Company                                  99,400        3,616,172
                                                                   -----------
FINANCE & BANKING - 3.1%
     State Street Corporation                          44,481        2,316,570
                                                                   -----------
FOOD & BEVERAGES - 20.3%
     Anheuser-Busch Companies, Inc.                    71,745        3,779,526
     Coca Cola Company                                 89,670        4,550,753
     Kellogg Company                                   98,290        3,742,883
     W.M. Wrigley Jr. Company                          61,500        3,456,915
                                                                   -----------
                                                                    15,530,077
HOTELS & RESTAURANTS - 3.4%
     Marriott International, Inc., Class A             56,300        2,601,060
                                                                   -----------
MEDICAL INSTRUMENTS & SUPPLIES - 2.9%
     Medtronic, Inc.                                   26,110        1,269,207
     Stryker Corporation                               11,025          937,235
                                                                   -----------
                                                                     2,206,442
                                                                   -----------

The accompanying notes are an integral part of these financial statements.

     NAME OF ISSUER                                                   FAIR
   AND TITLE OF ISSUE                                 SHARES          VALUE
-----------------------------------------------------------------------------

COMMON STOCKS - (CONTINUED)

MULTIMEDIA - 9.6%
     The New York Times Company, Class A              69,760     $  3,333,830
     Viacom Inc., Class B                             91,075        4,041,909
                                                                 ------------
                                                                    7,375,739
RETAIL - 12.9%
     Home Depot, Inc.                                 78,645        2,791,111
     Starbucks Corporation (a)                        47,575        1,572,830
     Target Corporation                              124,900        4,796,160
     Wal-Mart Stores, Inc.                            13,100          694,955
                                                                 ------------
                                                                    9,855,056

SOFTWARE - 5.6%
     Microsoft Corporation                           155,436        4,280,707
                                                                 ------------

WIRELESS COMMUNICATIONS - 6.2%
     Qualcomm Inc.                                    88,300        4,762,019
                                                                 ------------

TOTAL COMMON STOCKS - (Cost 64,419,485)                            75,141,840
                                                                 ------------

TOTAL INVESTMENTS - (Cost $64,419,485) - 98.2%                     75,141,840
OTHER ASSETS LESS LIABILITIES - 1.8%                                1,376,146
                                                                 ------------
NET ASSETS - 100.0%                                              $ 76,517,986
                                                                 ============

(a)  No dividends paid on security.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003


ASSETS:
Investments in securities, at fair value (cost $ 64,419,485)      $ 75,141,840
Cash                                                                 1,466,415
Receivable for Fund shares sold                                        388,152
Receivable for investments sold                                        419,296
Dividends receivable                                                    46,068
Other assets                                                             6,359
                                                                  ------------
     Total Assets                                                   77,468,130
                                                                  ------------
LIABILITIES:
Payable for investments purchased                                      463,160
Advisory fee payable                                                   278,274
Payable for Fund shares purchased                                      160,457
Accrued expenses and other payables                                     48,253
                                                                  ------------
     Total Liabilities                                                 950,144
                                                                  ------------
NET ASSETS                                                        $ 76,517,986
                                                                  ============
NET ASSETS CONSIST OF:
Capital stock ($0.001 par value; 100,000,000 shares
   authorized, 436,314 shares issued and outstanding)                    $ 436
Capital paid in excess of par                                       68,351,572
Accumulated realized loss on investments - net                      (2,556,377)
Unrealized appreciation on investments - net                        10,722,355
                                                                  ------------
NET ASSETS                                                        $ 76,517,986
                                                                  ============
Net asset value per share                                             $ 175.37
                                                                  ============


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:
Dividends                                                               $    672,204
Interest and other                                                            27,484
                                                                        ------------
   Total investment income                                                   699,688
                                                                        ------------

EXPENSES:
Investment advisory fees                                                     990,563
Administrative fees                                                           65,000
Custodian fees                                                                51,592
Directors fees                                                                46,250
Registration fees                                                             41,085
Transfer agent fees                                                           34,212
Printing fees                                                                 32,681
Insurance fees                                                                24,502
Miscellaneous fees                                                            26,827
                                                                        ------------
   Total expenses                                                          1,312,712
                                                                        ------------

Net investment loss                                                         (613,024)
                                                                        ------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS:
Net realized gain from investments                                           218,448
Net change in unrealized appreciation/(depreciation) on investments       11,184,411
                                                                        ------------
Net realized and unrealized gain from investments                         11,402,859
                                                                        ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $ 10,789,835
                                                                        ============

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                             2003              2002
                                                         ------------      ------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss                                      $   (613,024)     $   (546,687)
Net realized gain/(loss) from investments                     218,448        (2,586,887)
Net change in unrealized appreciation/(depreciation)
   on investments                                          11,184,411        (7,303,487)
                                                         ------------      ------------
     Net increase/(decrease) in net assets resulting
        from operations                                    10,789,835       (10,437,061)
                                                         ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain from investments                                  0          (319,940)
                                                         ------------      ------------
FUND SHARE TRANSACTIONS:
Proceeds from shares sold                                  19,653,142         8,530,364
Shares issued to shareholders in reinvestment
   of distributions                                                 0           309,060
Cost of redemptions                                        (9,971,246)       (3,256,208)
                                                         ------------      ------------
     Net increase in net assets from Fund
        share transactions                                  9,681,896         5,583,216
                                                         ------------      ------------
NET INCREASE/(DECREASE) IN NET ASSETS                      20,471,731        (5,173,785)

NET ASSETS:
Beginning of year                                          56,046,255        61,220,040
                                                         ------------      ------------
End of year                                              $ 76,517,986      $ 56,046,255
                                                         ============      ============

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

                                                        2003         2002          2001
                                                        ----         ----          ----
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                  $   150.08    $   180.73    $   207.95
                                                    ----------    ----------    ----------
   Net investment loss                                   (1.41)        (1.46)        (2.07)
   Net realized and unrealized gain/(loss) from
     investments                                         26.70        (28.27)       (25.09)
                                                    ----------    ----------    ----------
Net increase/(decrease) from investment
   operations                                            25.29        (29.73)       (27.16)
Distributions to shareholders from net
   realized gains on investments                          0.00         (0.92)        (0.06)
                                                    ----------    ----------    ----------
Net asset value, end of year                        $   175.37    $   150.08    $   180.73
                                                    ==========    ==========    ==========

TOTAL INVESTMENT RETURN (a)                              16.85%       (16.46)%      (13.06)%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets                   1.99%         1.97%         1.94%
Ratio of net investment loss to
   average net assets                                    (0.93)%       (0.94)%       (1.11)%
Portfolio turnover                                          32%           40%           69%
Net assets, end of year (in thousands)              $   76,518    $   56,046    $   61,220

----------

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be worth more or less than their original cost.

The table above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

                                                        2000          1999
                                                        ----          ----
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                   $   218.96    $   213.59
                                                     ----------    ----------
   Net investment loss                                    (2.74)        (2.03)
   Net realized and unrealized (loss)/gain from
     investments                                          (1.82)        20.40
                                                     ----------    ----------
Net (decrease)/increase from investment
   operations                                             (4.56)        18.37
Distributions to shareholders from net
   realized gains on investments                          (6.45)       (13.00)
                                                     ----------    ----------
Net asset value, end of year                         $   207.95    $   218.96
                                                     ==========    ==========
TOTAL INVESTMENT RETURN (a)                               (2.24)%        8.76%
RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets                    1.83%         1.90%
Ratio of net investment loss to average net assets        (1.23)%       (1.10)%
Portfolio turnover                                           43%           32%
Net assets, end of year (in thousands)               $   69,848    $   75,311

----------

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be worth more or less than their original cost.

The table above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003

1.   ORGANIZATION AND FUND DESCRIPTION

W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). It was incorporated under the laws of the State of Maryland in September 1993. The Fund invests primarily in common stocks listed on the New York Stock Exchange. W.P. Stewart & Co., Inc., a registered investment adviser, is the Fund's investment adviser. W.P. Stewart & Co., Inc. assumed this responsibility from its affiliate in July, 1998. The change did not involve any change in actual control or management of the investment adviser to the Fund. W.P. Stewart & Co., Inc. and its predecessor are together referred to as the "Adviser." Shares of the Fund are available for subscription by eligible investors. There is no sales charge. Prior to April 30, 2003, the redemption fee was 0.50%. From April 30, 2003 until September 30, 2003, the redemption fee was 0.50% for shares redeemed within six months of the date of purchase. This redemption fee was waived by the Fund in certain circumstances. Effective October 1, 2003, the Fund eliminated its redemption fee.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

USE OF ESTIMATES: The process of preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION: The Fund values its portfolio as directed by the Board of Directors at the close of business of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., New York City time) of each day the NYSE is open for trading (each, a "Business Day").

In general, the Fund values its portfolio holdings as of their last available public sale price on a Business Day in the case of securities listed on any established securities exchange or any comparable foreign over-the-counter quotation system providing last sale data or, in the case of securities included in NASDAQ at the NASDAQ Official Closing Price, or if no sales of such securities are reported on such date and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange on which the securities are principally traded. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund or the Fund's Valuation Committee.

INVESTMENT TRANSACTIONS: The Fund records all securities transactions on a trade date basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

REPURCHASE AGREEMENTS: A repurchase agreement customarily requires the seller to repurchase the securities at a mutually agreed upon time and price. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon yield for the period of time to the settlement (repurchase) date. The underlying securities (collateral) are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. It is the policy of the Fund to obtain possession of collateral with a market value equal to or in excess of the principal amount sold under the agreement. If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost in liquidating the collateral and if the collateral declines in value.

FEDERAL INCOME TAXES: The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to registered investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to pay an annual dividend, if any, to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

RECLASSIFICATION OF COMPONENTS OF NET ASSETS: During the year ended December 31, 2003, the Fund reclassified certain components of net assets. The reclassification was the result of permanent book to tax differences pertaining to the reclassification of the current year's net operating losses of $613,024. The reclassification resulted in a net decrease to paid in capital of $613,024. Net assets were not affected by the change.

3.   DISTRIBUTIONS TO SHAREHOLDERS

For the year ended December 31, 2003, the Fund did not make any distributions to shareholders. During the year ended December 31, 2002, the Fund paid long term capital gain distributions of $319,940 representing $0.919481 per share.

The tax character of distributions paid was as follows:

                                        2003            2002
                                     ----------      ----------
    DISTRIBUTIONS PAID FROM:
      Ordinary income                $        0      $        0
      Long-term capital gain                  0         319,940
                                     ----------      ----------
                                              0         319,940
      Return of Capital                       0               0
                                     ----------      ----------
                                     $        0      $  319,940
                                     ==========      ==========

As of December 31, 2003, the components of distributable earnings (loss deferrals) on a tax basis were as follows:


    Undistributed ordinary income                  $          0
    Undistributed long-term gain                              0
    Unrealized appreciation                          10,285,824
    Loss deferrals and carry forwards                (2,119,847)
                                                   ------------
                                                   $  8,165,877
                                                   ============

As of December 31, 2003, unrealized appreciation and depreciation for Federal income tax purposes was $10,555,946 and $270,123, respectively. The aggregate cost of investments at December 31, 2003 for Federal income tax purposes was $64,856,017. The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales. The Fund's net capital loss deferrals can be carried forward to future years to offset future net realized capital gains through 2011.

4.   RELATED PARTY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Services Agreement, the Fund pays the Adviser a fee of 1.5% of the Fund's average daily net assets, which is payable quarterly in arrears.

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund's account, including brokerage commissions, custodial fees, interest on borrowings and administrative fees. The Adviser has voluntarily agreed to waive and/or reimburse expenses of the Fund so that total Fund operating expenses do not exceed 2.5% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1.5% of the average annual net assets of the Fund in excess of $100 million. Such voluntary waiver and/or expense reimbursement is not required by the Investment Advisory Services Agreement and may be discontinued at any time. In addition, the Adviser voluntarily bears the cost of certain professional services incurred by the Fund, including audit, legal and other miscellaneous expenses, although this arrangement may change in the future. The amount of the expenses for professional services borne by the Adviser was $277,819 for the year ended December 31, 2003.

At December 31, 2003, included in accrued expenses and other payables was a payable to the Adviser of $8,190 for Fund expenses paid by the Adviser which are due to be reimbursed by the Fund.

Under the terms of the Investment Advisory Services Agreement, an affiliated company of the Adviser may conduct brokerage services for the Fund. For the year ended December 31, 2003, the Adviser's affiliate earned $101,675 in commissions as broker on trades of portfolio securities.

In 2002, the Fund entered into a Distribution Agreement with ALPS Distributors, Inc. (the "Distributor") in connection with the promotion and distribution of the Fund's shares. The Distributor is not affiliated with the Adviser. The Adviser has agreed to bear, out of its own resources, all of the fees payable to the Distributor for its distribution services to the Fund as well as other fees and expenses in connection with the distribution of Fund shares. For the year ended December 31, 2003, these fees and expenses borne by the Adviser amounted to $16,307.

Each of the directors who is not an officer or employee of the Adviser (the "Independent Directors") is entitled to be paid by the Fund a fee of $1,875 for each meeting that he or she attends of the Fund's Board of Directors and each meeting of any committee of the Board of Directors that he or she attends (other than those attended by telephone conference call). For the year ended December 31, 2003, the Fund has paid a total of $46,250 to the Independent Directors for their services.

5.   ADMINISTRATION AGREEMENT

The Fund is a party to an Administration Agreement with State Street Bank and Trust Company (the "Administrator") dated January 11, 1994. Under that agreement, the Administrator receives an annual fee equal to 0.08% of the Fund's net asset value up to $125 million, 0.06% of the next $125 million, and 0.04% of assets in excess of $250 million, subject to a minimum annual fee of $65,000.

6.   BANK LOAN

On April 29, 2003, the Fund obtained an unsecured revolving line of credit (the "Facility") from State Street Bank and Trust Company (the "Bank") pursuant to which it can borrow up to the lesser of (a) $5 million and (b) 10% of the Fund's net assets. This Facility can be used only (i) to temporarily finance the purchase or sale of securities or (ii) to finance the redemption of Fund shares. Interest charged on borrowings, which may be outstanding for a maximum of 60 days, shall be payable at a variable rate per annum equal to the Bank's overnight federal funds rate as determined by the Bank plus 0.50% per annum. The Fund is charged a commitment fee of 0.10% per annum on the unused portion of the Facility. During the year ended December 31, 2003, the Fund did not borrow under the Facility agreement.

7.   INVESTMENT TRANSACTIONS

Purchases of investments and proceeds from sales of investments, excluding short-term securities, for the year ended December 31, 2003 were $29,526,035 and $20,085,923, respectively.

8.   FUND SHARE TRANSACTIONS

The Fund is authorized to issue 100,000,000 shares of $0.001 par value capital stock. For the years ended December 31, 2003 and 2002, transactions in shares were as follows:

                        YEAR ENDED                    YEAR ENDED
                     DECEMBER 31, 2003             DECEMBER 31, 2002

                  SHARES          AMOUNT         SHARES          AMOUNT
                 --------      ------------     --------      ------------
Sold              125,694      $ 19,653,142       51,755      $  8,530,364
Reinvested              0                 0        2,016           309,060
Redeemed          (62,823)       (9,971,246)     (19,068)       (3,256,208)
                 --------      ------------     --------      ------------
Net increase       62,871      $  9,681,896       34,703      $  5,583,216
                 ========      ============     ========      ============

9.   BENEFICIAL INTEREST

At December 31, 2003, no shareholder owned more than 5% of the Fund's outstanding shares.

W.P. STEWART & CO. GROWTH FUND, INC.
PROXY RESULTS
DECEMBER 31, 2003 (UNAUDITED)

At an annual meeting of shareholders of the W.P. Stewart & Co. Growth Fund, Inc. held on July 15, 2003, such shareholders voted on the proposal to elect five members to the Fund's Board of Directors to hold office until their successors are duly elected and qualified*. The number of shares voted are as follows:

                          SHARES VOTED     SHARES VOTED      SHARES
NAMES                         FOR            AGAINST        WITHHELD
---------------------------------------------------------------------
Norman H. Brown, Jr.        156,509             0            5,104
John C. Russell             156,509             0            5,104
Joseph M. Santarella        155,523             0            6,090
William F. Waters           155,523             0            6,090
Donald M. Young             156,509             0            5,104

* Thomas R. LeViness and Marilyn G. Breslow continue to hold office for an indefinite term until their successors are duly elected and qualified.

W.P. STEWART & CO. GROWTH FUND, INC.
MANAGEMENT OF THE FUND
DECEMBER 31, 2003 (UNAUDITED)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund, as defined in the 1940 Act, are referred to as "Independent Directors". Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors".

                                                                                                    NO. OF
                                                                                                  PORTFOLIOS        OTHER
                                           TERM OF OFFICE***                                       OVERSEEN     DIRECTORSHIPS
                             POSITION(S)    AND LENGTH OF        PRINCIPAL OCCUPATION(S)          WITHIN THE     HELD BY THE
NAME, ADDRESS** AND AGE       WITH FUND      TIME SERVED           DURING PAST 5 YEARS              FUND        DIRECTOR****
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
Norman H. Brown, Jr. (56)    Director      Director since       Managing Director/Senior              1            None
                                           February 2003        Adviser of Credit Suisse First
                                                                Boston from 2000 to 2002;
                                                                Managing Director of
                                                                Donaldson, Lufkin & Jenrette
                                                                Securities Corporation from
                                                                1985 to 2000.

Thomas R. LeViness (63)      Director      Director since       President of Pell & LeViness,         1            None
90 Park Avenue                             June 1998            P.C. (a law firm). Mr.
New York, New York                                              LeViness also serves as a
10016                                                           Director of W.P. Stewart
                                                                Investment Partnership, L.P.

Joseph M. Santarella (64)    Director      Director since       Managing Director & Chief             1            None
                                           July 2003            Fiduciary Officer of Chase
                                                                Manhattan Private Bank, N.A.
                                                                from 1996 to March 1999.

William F. Waters (71)       Director      Director since       Managing Director of Haussman         1          Hansberger Global
                                           July 2003            Holdings (an offshore mutual                         Investors
                                                                fund) since January 1998;                       International Value
                                                                Director of 23 offshore funds                      Fund, Emerging
                                                                advised by Permal Asset                          Markets Fund, and
                                                                Management since April 1996;                        Growth Fund
                                                                Director of 18 offshore funds
                                                                advised by MFS Investment
                                                                Management from April 1996 to
                                                                December 2002.

Donald M. Young (50)         Director      Director since       Managing Director (equity             1            None
                                           July 2003            research department) of
                                                                Painewebber/UBS AG from August
                                                                1998 to February 2003;
                                                                Managing Director of
                                                                Prudential Securities from
                                                                July 1996 to August 1998.

INTERESTED DIRECTORS:

Marilyn G. Breslow* (59)     Director      Director since       President, Director and               1           Alteon, Inc.
                                           March 1998           portfolio manager with the
                                                                Fund's investment adviser,
                                                                W.P. Stewart & Co., Inc. (the
                                                                "Adviser") since 1998, 1993
                                                                and 1990, respectively. Ms.
                                                                Breslow served as the
                                                                Adviser's portfolio manager
                                                                for the Fund from mid-1997 to
                                                                November 2001.

                                                                                                        NO. OF
                                                                                                      PORTFOLIOS        OTHER
                                          TERM OF OFFICE***                                            OVERSEEN      DIRECTORSHIPS
                            POSITION(S)    AND LENGTH OF         PRINCIPAL OCCUPATION(S)              WITHIN THE      HELD BY THE
NAME, ADDRESS** AND AGE      WITH FUND      TIME SERVED            DURING PAST 5 YEARS                  FUND         DIRECTOR****
----------------------------------------------------------------------------------------------------------------------------------
John C. Russell* (69)       Vice          Vice President        Deputy Chairman and Managing                1       W.P. Stewart &
Trinity Hall                President     since                 Director of W.P. Stewart &                             Co., Ltd.
43 Cedar Avenue             and           March 1998;           Co., Ltd., the Adviser's
Hamilton HM 12              Director      Director from         parent, since mid-1998;
Bermuda                                   June 1999 to          various officerships and
                                          February 2003;        directorships with other
                                          Director              affiliates of the Adviser
                                          since July 2003       since 1996; Vice President and
                                                                Director of W.P. Stewart
                                                                Investment Partnership, L.P.
                                                                since 2001.
INFORMATION PERTAINING
TO THE OFFICERS OF
THE FUND W

Peter H. Jennison (43)      President     President since       Senior Vice-President and                   1           None
                                          January 2002          Portfolio Manager of the
                                                                Adviser since April 2003 and
                                                                June 1989, respectively. Vice
                                                                President of the Adviser from
                                                                May 1998 to April 2003. Mr.
                                                                Jennison has served as the
                                                                Adviser's portfolio manager
                                                                for the Fund since November
                                                                2001.

Michael W. Stamm (56)       Secretary     Secretary since       General Counsel of W.P.                     1           None
                                          October 2002          Stewart & Co., Ltd., the
                                                                Adviser's parent, and
                                                                Secretary of the Adviser since
                                                                August 2002. From 2000 to July
                                                                2002, Mr. Stamm was Executive
                                                                Vice President and General
                                                                Counsel of HealthMarket Inc.,
                                                                a health care company. Prior
                                                                to joining HealthMarket, he
                                                                had been a partner at the New
                                                                York-based law firms Kelley
                                                                Drye & Warren LLP and Anderson
                                                                Kill & Olick, where he was
                                                                Chairman of the corporate
                                                                practice group.

Susan G. Leber (37)         Treasurer     Treasurer             Deputy Managing                             1           None
Trinity Hall                and           since                 Director-Financial Operations
43 Cedar Avenue             Principal     June 1999;            of W.P. Stewart & Co., Ltd.,
Hamilton HM 12              Financial     Principal             the Adviser's parent, since
Bermuda                     Officer       Financial             March 2003; Director of
                                          Officer since         Financial Operations from
                                          January 2002          December 2001 to March 2003
                                                                and Deputy Finance Director of
                                                                W.P. Stewart & Co., Ltd. since
                                                                1999; various officerships and
                                                                directorships with other
                                                                affiliates of the Adviser
                                                                since 1999. From 1993 to 1999,
                                                                Ms. Leber served as Audit
                                                                Manager with Lopez, Edwards,
                                                                Frank & Co., LLP (an
                                                                accounting firm).

                                                                                                          NO. OF
                                                                                                        PORTFOLIOS       OTHER
                                          TERM OF OFFICE***                                              OVERSEEN     DIRECTORSHIPS
                            POSITION(S)    AND LENGTH OF         PRINCIPAL OCCUPATION(S)                WITHIN THE     HELD BY THE
NAME, ADDRESS** AND AGE      WITH FUND      TIME SERVED            DURING PAST 5 YEARS                    FUND        DIRECTOR****
----------------------------------------------------------------------------------------------------------------------------------
Alison A. Proshan (34)      Assistant     Assistant             Associate General Counsel and          1                 None
                            Secretary     Secretary             Assistant Secretary of W.P.
                                          since                 Stewart & Co., Ltd., the
                                          June 1999             Adviser's parent and Associate
                                                                General Counsel and Assistant
                                                                Secretary of the Adviser since
                                                                January 1999; various
                                                                officerships with other
                                                                affiliates of the Adviser
                                                                since 1999. From 1994 to 1999,
                                                                Ms. Proshan served as an
                                                                associate at Milbank, Tweed,
                                                                Hadley and McCloy, LLP (a law
                                                                firm).

* "Interested person" of the Fund by reason of affiliation with the Adviser or Adviser's parent company.

** Unless otherwise noted, the business address of the Directors and officers is 527 Madison Avenue, New York, NY 10022.

*** There is no set term of office for Directors and officers. The table shows the number of years for which they have served as Director and/or officer.

**** This column includes only directorships of companies required to register, or file reports with the Securities Exchange Commission under the Securities Exchange Act of 1934 (that is "public companies") or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors and officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Fund either by mail at 527 Madison Avenue, New York, NY 10022 or by collect call at (212) 750-8585.

                  (This page has been left blank intentionally)

                  (This page has been left blank intentionally)

                                            WEISER LLP
                                            Certified Public Accountants

[WEISER LOGO]
                                            135 West 50th Street
                                            New York, NY 10020-1299
                                            Tel 212.812.7000
                                            Fax 212.375.6888

                                            www.mrweiser.com

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors W.P.
Stewart & Co. Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of W.P. Stewart & Co. Growth Fund, Inc., (the "Fund"), including the schedule of investments as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of W.P. Stewart & Co. Growth Fund, Inc. as of December 31, 2003, the results of operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                  /s/ Weiser LLP
                                           -----------------------------
                                           CERTIFIED PUBLIC ACCOUNTANTS

New York, N.Y.
February 20, 2004

W.P. STEWART & CO. GROWTH FUND, INC. 527
MADISON AVENUE
NEW YORK, NY 10022

DIRECTORS AND OFFICERS
Peter H. Jennison                   President
John C. Russell                     Vice President and Director
Marilyn G. Breslow                  Director
Norman H. Brown, Jr.                Director
Thomas R. LeViness                  Director
Joseph M. Santarella                Director
William F. Waters                   Director
Donald M. Young                     Director
Susan G. Leber                      Treasurer and Principal Financial Officer
Michael W. Stamm                    Secretary
Alison A. Proshan                   Assistant Secretary

INVESTMENT ADVISER
W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, NY 10022
(212) 750-8585

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALPS Distributors, Inc.
1625 Broadway, Suite 2200
Denver, CO 80202

INDEPENDENT AUDITORS
Weiser LLP
135 West 50th Street
New York, NY 10020

LEGAL COUNSEL
Davis Polk & Wardwell
450 Lexington Avenue
New York, NY 10017

THIS REPORT IS NOT AUTHORIZED FOR USE AS AN OFFER OF SALE OR A SOLICITATION OF AN OFFER TO BUY SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY THE FUND'S CURRENT PROSPECTUS. PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN WILL VARY, AND NET ASSET VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2 - CODE OF ETHICS.

     The Registrant has adopted a Code of Ethics that applies to the Registrant's principal executive officer, principal financial officer or other persons performing similar functions. A copy is filed with this Form N-CSR as Exhibit 11(a)(1).

Item 3 - AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board had determined that Mr. Donald M. Young, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Donald
     M. Young is "independent" as defined by the SEC for purposes of this item
     3.

Item 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES (disclose annually only).

     (a) Audit Fees -
         ----------

     For the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate audit fees billed by Weiser LLP for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the W.P. Stewart & Co. Growth Fund, Inc. (the Fund) were $23,515 and $30,273, respectively.

     (b) Audit-Related Fees -
         ------------------

     None

     (c) Tax Fees -
         --------

     For the fiscal years ended December 31, 2003 and December 31, 2002, the aggregate Tax Fees billed by Weiser LLP for professional services rendered for tax compliance, tax advice and tax planning for the Fund were $1,600 and $2,931, respectively.

     (d) All Other Fees -
         --------------

     None


     (e)(1) Audit Committee's Pre-Approval Policies -
            ---------------------------------------

     The Audit Committee of the Registrant's Board of Directors selected Weiser & Co., LLP as its independent auditors and approved all of the audit and non-audit services that were provided and the fees that were paid in each of 2002 and 2003 before that firm was engaged to provide such services. The Audit Committee has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit-related or non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser ("adviser affiliate") that provides on going services to the Fund. The Audit Committee itself must approve all such services in advance.

     (e)(2) Percentages of Services Approved by the Audit Committee -
            -------------------------------------------------------

     Per the response provided to Item (e)(1) - this is 100%

     (f) There have been no services provided for the fiscal years ended December 31, 2003 and December 31, 2002 by any employees of Weiser LLP who were not full-time employees

     (g)  Aggregate Non-Audit Fees -
          ------------------------

     The aggregate non-audit fees billed by Weiser LLP for professional services rendered to the Fund, to the Fund's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund for the fiscal years ended December 31, 2003 and December 31, 2002 were $122,645 and $171,088, respectively.

     (h) The Registrant's Audit Committee has considered the provision of non-audit services that were rendered by Weiser & Co., LLP to the Registrant's investment adviser and adviser affiliates, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of Weiser & Co., LLP, taking into account representations from Weiser & Co., LLP, in accordance with Independence Standards Board requirements and the meaning of the Securities laws administered by the SEC, regarding its independence from the Registrant, its investment adviser and adviser affiliates.

Item 5 - AUDIT COMMITTEE OF LISTED COMPANIES.  Not applicable.

Item 6 - RESERVED.

Item 7 - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS. Not applicable.

Item 8 - PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUNDS.  Not applicable.

Item 9 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. Not applicable for the report period ended December 31, 2003.

Item 10 - CONTROLS AND PROCEDURES.

     (a) The Registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the Registrant is made known to us by others particularly during the period in which this report is being prepared. The Registrant's certifying officers have determined that the Registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

     (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 - EXHIBITS.

11(a)(1) Code of Ethics For Financial Officers.

11(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act.

11(b)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

W.P. Stewart & Co. Growth Fund, Inc.

By:      /s/ Peter H. Jennison
       ------------------------------------
       Peter H. Jennison,
       President of
       W.P. Stewart & Co. Growth Fund, Inc.

Date:  March 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:      /s/ Peter H. Jennison
       ------------------------------------
       Peter H. Jennison,
       President of
       W.P. Stewart & Co. Growth Fund, Inc.

Date:  March 10, 2004

By:      /s/ Susan G. Leber
       --------------------------------------------
       Susan G. Leber,
       Principal Financial Officer and Treasurer of
       W.P. Stewart & Co. Growth Fund, Inc.

Date:  March 10, 2004